                                                                    Exhibit 10.5

                              AMENDED AND RESTATED
                         2001 SPECIAL STOCK OPTION PLAN
                              OF IROBOT CORPORATION


SECTION 1. ESTABLISHMENT AND PURPOSE.

         The purpose of this Plan is to amend and restate in its entirety the 2001 Special Stock Option Plan of the Company. The Plan is designed to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory options as well as ISOs intended to qualify under section 422 of the Code.

SECTION 2. DEFINITIONS.

         (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

         (d) "Company" shall mean iRobot Corporation, a Delaware corporation.

         (e) "Employee" shall mean (i) any employee of the Company or of a Subsidiary as determined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code or any successor regulations thereto, (ii) a member of the Board of Directors, (iii) an independent contractor who performs services for the Company or a Subsidiary, and (iv) any individual who is employed by any partnership in which the Company has a substantial partnership interest.

Service as a member of the Board of Directors or as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

         (f) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (g) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

         (h) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

         (i) "Nonstatutory Option" shall mean an employee stock option not described in section 422(b) or section 423(b) of the Code.

         (j) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (k) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (1) "Optionee" shall mean an individual who holds an Option.

         (m) "Plan" shall mean this Amended and Restated 2001 Special Stock Option Plan of iRobot Corporation.

         (n) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

         (o) "Service" shall mean service as an Employee.

         (p) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

         (q) "Stock" shall mean the Common Stock of the Company.

         (r) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.




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

         (s) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

         (t) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (u) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.

SECTION 3. ADMINISTRATION.

         (a) Committee Membership. The Plan shall be administered by the Committee, which shall consist of three members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

         (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

                  (i) To interpret the Plan and to apply its provisions;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;



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


                  (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

                  (v) To select the Offerees and Optionees;

                  (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option; (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

                  (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

                  (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement; and

                  (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.



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

         (d) Financial Reports. Not less often than annually, the Company shall furnish to Optionees and Offerees reports of its financial condition, unless such Optionees and Offerees have access to equivalent information through their employment. Such reports need not be audited.

SECTION 4. ELIGIBILITY.

         (a) General Rule. Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employees of the Company or of a Subsidiary as determined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code or any successor regulations thereto shall be eligible for the grant of ISOs.

         (b) Ten-Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant, and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

         (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.





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

SECTION 5. STOCK SUBJECT TO PLAN.

         (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or shares of Stock reacquired in any manner. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 544,300 Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for issuance under the Plan. In the event that Shares are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase, a right of first refusal or a transaction under Section 8(b), such Shares shall again be available for the issuance under the Plan, provided that Shares that were acquired pursuant to the exercise of an Option which are subsequently reacquired by the Company shall not be available for issuance pursuant to the exercise of another Option (except as specifically provided in Section 5(a)) and provided further that, the cumulative number of such Shares that are available for reissuance under the Plan will not exceed 544,300 Shares.

         (c) Per-Participant Limit. Subject to adjustment under Section 9, no Employee may receive rights to acquire Shares under the Plan (whether by way of Option or otherwise) during any one fiscal year that exceeds 500,000 Shares.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

         (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be



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subject to any other terms and conditions which are not inconsistent with the
Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to him by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

         (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall be determined by the Committee, in its sole and absolute discretion, and may be less than, equal to, or greater than the Fair Market Value of such Shares but in no event shall be less than the par value of such Shares. The Purchase Price shall be payable in a form described in Section 8.

         (d) Withholding Taxes. As a condition to the award or purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such award or purchase.

         (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture, conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with

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


the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option. In no event shall the aggregate Fair Market Value of Stock (determined at the time an ISO is granted) for which ISOs granted to any Employee are exercisable for the first time by such Employee during any calendar year (under all stock option plans of the Company and any Subsidiary) exceed One Hundred Thousand Dollars ($100,000); provided, however, that this limitation shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as incentive stock options within the meaning of
Section 422 of the Code. Any Option which would, but for its failure to satisfy the foregoing restriction, qualify as an ISO shall nevertheless be a valid Option, but to the extent of such failure it shall be deemed to be a Nonstatutory Option.

         (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory option shall be determined by the Committee, in its sole and absolute discretion, and may be less than, equal to, or greater than the Fair Market Value of a Share on the date of grant. The Exercise Price shall be payable in a form described in
Section 8.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.



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

         (e) Exercisability and Term. Each Stock Option Agreement shall specify the date(s) or event(s) when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (f) Nontransferability. During an Optionee's lifetime, his Option(s) shall be exercisable only by him and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

         (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than his death, then his Option(s) shall expire on the earliest of the following occasions:

                  (i) The expiration date determined pursuant to Subsection (e) above;

                  (ii) The date 60 days after the termination of his Service for any reason other than Total and permanent disability; or

                  (iii) The date six months after the termination of his Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before his Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his Service but before the expiration of his Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before his Service terminated or became exercisable as a result of the termination.


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

         (h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         (i) Death of Optionee. If an Optionee dies while he is in Service, then his Option(s) shall expire on the earlier of the following dates:

                  (i) The expiration date determined pursuant to Subsection (e) above; or

                  (ii) The date six months after his death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of his estate or by any person who has acquired such Option(s) directly from him by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before his death or became exercisable as a result of his death. The balance of such Option(s) shall lapse when the Optionee dies.

         (j) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

        (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option.

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         (1) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

         (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or check payable to the order of the Company at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d) and (e) below.

         (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or his representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c) and applicable law.

         (d) Full Recourse Note. At the discretion of the Committee, a portion of the Purchase Price or Exercise Price of Shares issued under the Plan may be payable by the issuance and delivery to the Company or a Subsidiary by the Optionee or Offeree of a personal full recourse note of the Optionee or Offeree bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate as determined in accordance with Section 1274(d) of the Code; provided such note is secured by the Shares so purchased;



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

provided further that the Optionee or Offeree deliver to the Company cash or a check payable to the order of the Company in an amount equal to the aggregate par value of the Shares to be issued.

         (e) Cashless Exercise. Only if the Stock is then publicly traded and only in the case of the exercise of an Option, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the Exercise Price of an Option, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check payable to the order of the Company sufficient to pay the Exercise Price of an Option.

SECTION 9. ADJUSTMENT OF SHARES.

         (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option, or (iii) the Exercise Price under each outstanding Option.

         (b) Mergers and Other Reorganizations. In the event that the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, all outstanding Options shall be subject to the agreement governing such transaction. Such agreement shall provide (i) for the assumption of outstanding Options by the surviving corporation or its parent or for its continuation by the Company (if the Company is a surviving corporation), without the Optionees' consent, (ii) for the acceleration of the exercisability of outstanding Options followed by their cancellation if not exercised, without the Optionees' consent (and any such cancellation shall not occur earlier than 30 days after such acceleration is


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effective and the Optionees have been notified of such acceleration), (iii) for a limited period of exercise of outstanding Options to the extent then exercisable, without the Optionees' consent, upon notice to the Optionees, followed by its cancellation if not exercised (and any such cancellation shall not occur earlier than 30 days after such limited period of exercise is effective and the Optionees have been notified of such), or (iv) for the termination of outstanding Options in exchange for a cash payment equal to the difference between the Fair Market Value of one Share (if greater than the Exercise Price) and the Exercise Price multiplied by the number of Shares issuable upon exercise of such outstanding Options, but only with the Optionees' consent.

         (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options granted hereunder shall terminate immediately prior to the consummation of such action or at such other time and subject to such other conditions as shall be determined by the Committee.

         (d) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. Any shares of the capital stock of the Company issued or issuable pursuant to the foregoing adjustments shall be subject to the same restrictions imposed on the Options granted under the Plan and the Shares issued or issuable upon exercise of such Options.

         (e) Fractional Shares. No fractional shares shall be issued under the Plan and the Optionees shall receive from the Company cash in lieu of such fractional shares.

SECTION 10. LEGAL REQUIREMENTS.

         (a) Securities Laws. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be, listed.

         (b) S Corporation Status. In the event that the Company is an S corporation," as defined in section 1361(a) of the Code, Shares shall not be issued under the Plan if the issuance or delivery of such Shares would cause the Company to lose its status as an "S corporation."

SECTION 11. NO EMPLOYMENT RIGHTS.

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12. DURATION AND AMENDMENTS; GOVERNING LAW; CONFIDENTIALITY.

         (a) Term of the Plan. The Plan, as set forth herein, shall become effective on October 30, 2001, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any Option grants or Stock awards already made shall be null and void, and no additional Option grants or Stock awards shall be made after such date. The Plan shall terminate automatically on October 30, 2011 and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 9), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

         (d) Governing Law. The Plan and all awards or sales of Shares or grants of Options hereunder shall be governed and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

         (e) Confidentiality. Notwithstanding anything to the contrary in this Plan or any Stock Purchase Agreement or Stock Option Agreement entered into under this Plan, nothing shall in any way limit the ability of the Company or any Offeree or Optionee to disclose to any person the tax treatment and tax structure of any right to purchase Shares granted hereunder.

SECTION 13. EXECUTION.

         To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.

                                          iRobot Corporation



                                          By:    /s/ Colin Angle
                                                 -------------------------------
                                          Title: Chief Executive Officer
                               iROBOT CORPORATION
                       RESTRICTED STOCK PURCHASE AGREEMENT


         THE SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THIS RESTRICTED STOCK PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE OPTION OR THE SHARES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL, WHICH IS SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         iRobot Corporation (the "Company") hereby issues and sells the shares of its common stock specified below (the "Shares") pursuant to its Amended and Restated 2001 Special Stock Option Plan. The terms and conditions attached hereto are also a part hereof.

         Name of purchaser (the "Stockholder"):

         Date:

         Number of shares sold hereunder:

         Purchase price per share:

         Form of payment:

         Number of Shares that are Vested Shares
         on the Vesting Start Date:

         Number of Shares that are Unvested Shares on the Vesting Start Date:

         Vesting Start Date:

                  Vesting Schedule:


         This stock purchase satisfies in full all commitments that the Company has to the Stockholder with respect to the issuance of restricted stock.

================================================================================

                                             iRobot Corporation


------------------------------------         By:
Signature of Stockholder                        --------------------------------
                                                Name of Officer:
Street Address:                                 Title:

                               iROBOT CORPORATION

    RESTRICTED STOCK PURCHASE AGREEMENT -- INCORPORATED TERMS AND CONDITIONS

         iRobot Corporation (the "Company") agrees to sell to the Stockholder, and the Stockholder agrees to purchase from the Company, shares of the Company's common stock ("Common Stock") on the following terms and conditions:

         1. Grant Under Plan. This stock purchase is made pursuant to and is governed by the Company's Amended and Restated 2001 Special Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meanings as in the Plan. The Stockholder acknowledges receipt of a copy of the Plan.

         2. Purchase and Sale of Stock; Payment of Purchase Price. The Company hereby sells and the Stockholder hereby purchases the Shares specified on the cover page at the price specified thereon. The purchase price is being paid by the Stockholder upon execution and delivery of this agreement as set forth on the cover page hereof. The Company will promptly issue a certificate or certificates registered in the Stockholder's name representing the Shares, with such certificates to be held in escrow in accordance with the terms hereof.

         3. Vesting if Business Relationship Continues.

                  (a) Vesting Schedule. If the Stockholder has continuously maintained a Business Relationship with the Company through the vesting dates specified on the cover page hereof, Unvested Shares shall become Vested Shares (or shall "vest") on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page. The Stockholder agrees not to sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (except to the Company or any successor to the Company) all or any Unvested Shares or any interest therein, and any Unvested Shares shall be held in escrow by the Company in accordance with the terms of Section 6 below unless and until they become Vested Shares or are repurchased by the Company pursuant to Section 4 below. If the Stockholder's Business Relationship with the Company ceases, voluntarily or involuntarily, with or without cause, no Unvested Shares shall become Vested Shares thereafter under any circumstances with respect to the Stockholder. Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company. The Board of Directors, in its discretion, may accelerate any vesting dates.

                  (b)(i) Accelerated Vesting Based on Earning of Incentive Compensation. Notwithstanding the provisions of Section 3(a) above, if the Stockholder has continuously maintained a Business Relationship with the Company through the dates specified below, the Unvested Shares shall become Vested Shares (or shall "vest") on the following schedule:

                  One Year from the Vesting Start Date:       (A/4) Shares

                  Two Years from Vesting Start Date:          (A/4) Shares

                  Three Years from Vesting Start Date:        (A/4) Shares

                  Four Years from Vesting Start Date:         (A/4) Shares


Restricted Stock Purchase Agreement
May 2004
Page 2

         Where:

         B = the lesser of: (i) the total Incentive Compensation Bonus earned by
         the Stockholder for Fiscal Year       as determined by the Compensation
         Committee of the Company's Board of Directors and (ii)     ;

         P = $  ; and

         A = B/P.


                  (c) Accelerated Vesting Due to Mergers and Other Reorganizations. In the event that the Company is to be consolidated with or acquired by another entity in a merger, sale of substantially all of the Company's assets or otherwise, during the Stockholders Business Relationship and there are then any Unvested Shares, such agreement shall provide for substantially similar terms as are provided for under Section 9(b) of the Plan (to the extent applicable).

                  (d) Termination of Employment. For purposes hereof, employment shall not be considered as having terminated during any military leave, sick leave or other bona fide leave if such leave has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Stockholder after the approved period of absence; in the event of such an approved leave of absence, vesting of Unvested Shares shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence. For purposes hereof, a termination of employment followed by another Business Relationship shall be deemed a termination of the Business Relationship with all vesting to cease unless the Company enters into a written agreement related to such other Business Relationship in which it is specifically stated that there is no termination of the Business Relationship under this agreement. This agreement shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Stockholder continuously remains an employee of the Company or any Subsidiary.

                  (e) Business Relationship. For purposes hereof, Business Relationship shall include service to the Company or its successor in the capacity of an employee, officer, director or consultant.

         4. Restrictions on Transfer; Purchase by the Company. The Stockholder may not sell, assign, transfer, pledge, encumber or dispose of ("Transfer") all or any of his or her Unvested Shares except to the Company pursuant to this
Section 4, and may Transfer Vested Shares only in accordance with the transfer restrictions provided in this Section 4 or elsewhere in this agreement. The Stockholder may not at any time transfer any Shares to any individual, corporation, partnership or other entity that engages in any business activity that is in competition, directly or indirectly, with the products or services being developed, manufactured or sold by the Company. The determination of whether any proposed transferee engages in any business activity that is in competition with those of the Company shall be made by the Board of Directors of the Company in good faith. This prohibition shall be applicable in addition to and separately from the other provisions hereof.

         Upon the termination of the Stockholder's Business Relationship, the Stockholder shall sell to the Company (or the Company's assignee) and the Company shall purchase all Unvested Shares in


Restricted Stock Purchase Agreement
May 2004
Page 3
accordance with the procedures set forth below. In addition, the Company (or the Company's assignee) may (but shall not be obligated to) purchase from Stockholder all but not less than all Vested Shares in accordance with the procedures set forth below. The purchase price (the "Repurchase Price") of such Shares (the "Repurchased Shares") shall be in the case of Unvested Shares, the price paid for them (subject to adjustment as herein provided) and in the case of Vested Shares, shall be the greater of (i) the price paid for them (subject to adjustment as herein provided) and (ii) the product of the Fair Market Value (as defined in the Plan) at the time of repurchase and the number of Vested Shares to be repurchased. The sale of the Unvested Shares shall take place automatically upon termination of the Stockholder's Business Relationship. Such sale shall be effected by the Escrow Holder's (as defined below) delivery to the Company of a certificate or certificates evidencing the Unvested Shares, duly endorsed for transfer to the Company. Upon receipt thereof, the Company shall mail a check for the applicable Repurchase Price to the Stockholder or shall cancel indebtedness owed to the Company by the Stockholder by written notice mailed to the Stockholder, or both. The Company's right of repurchase with respect to Vested Shares shall be exercisable by written notice delivered to the Stockholder within 60 days following the termination of the Stockholders Business Relationship. Such notice shall set forth the date on which the repurchase is to be effected and shall not be more than 30 days after the date of the notice. In order to effect such sale, the Company shall mail a check for the applicable Repurchase Price to the Stockholder or shall cancel indebtedness owed to the Company by the Stockholder by written notice mailed to the Stockholder, or both. Upon the mailing of a check in payment of the purchase price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name or cancel the number of Shares being repurchased by the Company. As part of the sale (but not as a condition to its effectiveness), the Stockholder (or, if applicable, the Escrow Holder) shall deliver to the Company a certificate or certificates evidencing the Vested Shares, duly endorsed for transfer to the Company.

         Notwithstanding the foregoing and the provisions of Section 9, a Stockholder may transfer: (i) all or any Vested Shares as a gift to any family member or to any trust or similar estate planning entity for the benefit of any such family member or the Stockholder provided that any such transferee shall agree in writing with the Company, as a condition precedent to such transfer, to be bound by all of the provisions of this agreement to the same extent as if such transferee were the Stockholder, or (ii) any or all Vested Shares by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this agreement to the same extent as if such transferee were the Stockholder or (iii) any or all Vested or Unvested Shares by court order, in which event each such transferee shall be bound by all of the provisions of this agreement to the same extent as if such transferee were the Stockholder. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant (whether natural or adoptive), brother or sister of the Stockholder.

         5. Investment Representation. The Stockholder represents, warrants and acknowledges that the Stockholder: (i) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (ii) is acquiring the Shares with the Stockholder's own funds, for the Stockholder's own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act");
(iii) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Shares and that the Stockholder is able to and must bear the economic risk of the investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Furthermore, the Company may place legends on any stock certificate


Restricted Stock Purchase Agreement
May 2004
Page 4
representing the Shares with the securities laws and contractual restrictions thereon and issue related stop transfer instructions.

         The Stockholder acknowledges and understands that the Shares have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in
Section 4(2) of the Securities Act and in the laws of such jurisdictions. The Stockholder further understands that the Company has no intention and is under no obligation to register the Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Stockholder with any information necessary to enable the Stockholder to make routine sales of the Shares under Rule 144 or any other rule of the Securities and Exchange Commission.

         6. Escrow of Shares. All Unvested Shares shall be held in escrow by the Company, as escrow holder ("Escrow Holder").

         The Escrow Holder is hereby directed to transfer the Unvested Shares in accordance with this agreement or instructions signed by both the Stockholder and the Company. If the Company or any assignee exercises its repurchase rights hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the Company or such assignee, shall take all steps necessary to accomplish such transfer. The Stockholder hereby grants the Escrow Holder an irrevocable power of attorney coupled with an interest to take any and all actions required to effect such transfer.

         The Escrow Holder may act in reliance upon advice of counsel in reference to any matter(s) connected with this agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

         With respect to any Unvested Shares that become Vested Shares, the Company, upon the written request of the Stockholder, shall promptly issue a new certificate for the number of shares which have become Vested Shares and shall deliver such certificate to the Stockholder and shall deliver to the Escrow Holder a new certificate for the remaining Unvested Shares in exchange for the certificate then being held by the Escrow Holder.

         Subject to the terms hereof, the Stockholder shall have all the rights of a stockholder with respect to the Unvested Shares while they are held in escrow, including without limitation, the right to vote the Unvested Shares and receive any cash dividends declared thereon. If, from time to time while the Escrow Holder is holding Unvested Shares, there is any stock dividend, stock split or other change in or respecting such shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Unvested Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Unvested Shares" for purposes of this agreement and the repurchase rights of the Company.

         7. Certain Tax Matters. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the transfer of, or the lapse of restrictions on, the Shares, the Stockholder hereby agrees that the Company may withhold from the Stockholder's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration. The Stockholder further agrees that, if the Company does not withhold an amount from the Stockholder's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Stockholder will make reimbursement on demand, in cash, for the amount underwithheld.


Restricted Stock Purchase Agreement
May 2004
Page 5

         The Stockholder represents that he or she has received tax advice from his or her own personal tax advisor on the tax consequences of a purchase of the Shares. The Stockholder understands the tax consequences of filing (and not filing) a Section 83(b) election under the Internal Revenue Code of 1986, as amended (the "Code"). The filing of a Section 83(b) election is the Stockholder's responsibility.

         8. Legends. All certificates representing Shares purchased under this Agreement shall be endorsed with the following legends:

         "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY AND CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         9. Restrictions on Transfer of Vested Shares; Company's Right of First Refusal.

                  (a) Exercise of Right. Vested Shares may not be transferred without the Company's written consent except in accordance with Section 4 or in accordance with the further provisions of this Section 9. If the Stockholder desires to transfer all or any part of the Vested Shares to any person other than the Company (an "Offeror"), the Stockholder shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Stockholder's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price, number of Vested Shares proposed to be sold and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase such Vested Shares (the "Offered Shares") specified in the Option Notice (subject, however, to any change in such terms permitted under Subsection (b) below), such option to be exercisable by giving, within 30 days after receipt of the Option Notice, a written counter-notice to the Stockholder. If the Company elects to purchase such Offered Shares, it shall be obligated to purchase, and the Stockholder shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice. To the extent that the consideration proposed to be paid by the Offeror for the shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of Directors of the Company.

                  (b) Sale of Vested Shares to Offeror. The Stockholder may, for 60 days after the expiration of the option period as set forth in
         Section 9(a), sell to the Offeror, pursuant to the


Restricted Stock Purchase Agreement
May 2004
Page 6
         terms of the Offer, all of the Offered Shares not purchased or agreed to be purchased by the Company or its assignee. Any proposed sale on terms and conditions different than those described in the Option Notice, as well as any subsequent proposed sale by the Shareholder, shall again be subject to the procedure described in Subsection (a) above; provided, however, that the Stockholder shall not sell such Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Stockholder, within 30 days of its receipt of the Option Notice, stating that the Stockholder shall not sell his or her Vested Shares to such Offeror; and provided, further, that prior to the sale of such Vested Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 9. If any or all of such Vested Shares are not sold pursuant to an Offer within the time permitted above, the unsold Vested Shares shall remain subject to the terms of this Section 9.

                  (c) Binding Effect. The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any purchaser of the Shares.

                  (d) Expiration of Company's Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 9 shall expire as to Vested Shares immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act. In addition, if the Company and the Stockholder are parties to an agreement containing first refusal provisions similar to the foregoing, such other agreement shall control.

         10. Failure to Deliver Shares. If the Stockholder (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Stockholder's rights in and to such Shares shall terminate.

         11. Lock-up Agreement. The Stockholder agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriters) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

         12. Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the Commonwealth of Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

         13. Provision of Documentation to Stockholder. By signing this agreement the Stockholder acknowledges receipt of a copy of this agreement and a copy of the Plan.

         14. Miscellaneous.


Restricted Stock Purchase Agreement
May 2004
Page 7

                  (a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Stockholder, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

                  (b) Entire Agreement; Modification. This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

                  (c) Fractional Shares. All fractional Shares resulting from the adjustment provisions contained in the Plan shall be rounded down.

                  (d) Changes in Capital Structure. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the securities received in respect of such event shall be "Shares" hereunder subject to this agreement and shall retain the same status as "Vested Shares" or "Unvested Shares" as the Shares in respect of which they were received, and the repurchase price per security subject to repurchase shall be appropriately adjusted by the Company.

                  (e) Severability. The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

                  (f) Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth herein.

                  (g) Governing Law. This agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the principles of the conflicts of laws thereof.

                  (h) No Obligation to Continue Employment. Neither the Plan, this agreement nor any provision hereof imposes any obligation on the Company to continue the Stockholder in employment or any other Business Relationship with the Company.


Restricted Stock Purchase Agreement
May 2004
Page 8